WaFd, Inc.
Fact Sheet
March 31, 2024
($ in Thousands)

					Exhibit 99.2

	As of 09/23		As of 12/23		As of 03/24
Allowance for Credit Losses (ACL) - Total	$201,707		$201,820		$225,077
ACL - Loans	177,207		179,320		201,577
ACL - Unfunded Commitments	24,500		22,500		23,500
Total ACL as a % of Gross Loans	1.03%		1.04%		1.00%

	09/23 QTR	09/23 YTD	12/23 QTR	12/23 YTD	03/24 QTR	03/24 YTD
Loan Originations - Total	$748,793	$4,702,156	$871,446	$871,446	$825,733	$1,697,179
Multi-Family	8,965	136,788	10,408	10,408	39,802	50,210
Commercial Real Estate	31,225	223,361	63,616	63,616	81,634	145,250
Commercial & Industrial	250,875	2,032,460	419,046	419,046	370,476	789,522
Construction	147,571	1,046,971	150,977	150,977	136,038	287,015
Land - Acquisition & Development	2,887	34,946	12,557	12,557	11,475	24,032
Single-Family Residential	141,103	610,130	83,514	83,514	67,506	151,020
Construction - Custom	81,378	346,784	46,302	46,302	50,940	97,242
Land - Consumer Lot Loans	5,534	21,133	3,849	3,849	3,914	7,763
HELOC	36,489	154,030	40,996	40,996	31,859	72,855
Consumer	42,766	95,553	40,181	40,181	32,089	72,270

Purchased Loans (including acquisitions, both held for investment and held for sale)	$—	$80,015	$—	$—	$6,415,128	$6,415,128

Net Loan Fee and Discount Accretion	$4,689	$20,130	$4,613	$4,613	$7,127	$11,740

Repayments
Loans	$989,279	$4,435,269	$1,153,510	$1,153,510	$983,348	$2,136,858
MBS	56,648	181,951	36,437	36,437	35,927	72,364

MBS Premium Amortization (Accretion)	$(106)	$1,266	$(64)	$(64)	$160	$96

Efficiency
Operating Expenses/Average Assets	1.70%	1.74%	1.73%	1.73%	2.15%	1.95%
Efficiency Ratio (%)	51.78%	50.65%	58.02%	58.02%	77.74%	68.04%
Amortization of Intangibles	$254	$980	$266	$266	$1,303	$1,569

EOP Numbers
Shares Issued and Outstanding	64,736,916		64,254,700		81,405,391

Share repurchase information
Remaining shares authorized for repurchase	2,559,183		1,861,290		1,853,453
Shares repurchased	428	1,165,161	697,893	697,893	7,837	705,730
Average share repurchase price	$30.41	$26.14	$24.45	$24.45	$30.38	$24.52

WaFd, Inc.
Fact Sheet
March 31, 2024
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 09/23		As of 12/23		As of 03/24
$ Amount	$1,815,807		$1,840,901		$2,168,367
Per Share	28.05		28.65		26.64

# of Employees*	2,120		2,092		2,335
*Number of employees as of 3/31/24 includes 102 LBC that will not be retained
Investments
Available-for-sale:
Agency MBS	$912,844		$940,763		$1,291,648
Other	1,082,253		1,077,682		1,146,466
	$1,995,097		$2,018,445		$2,438,114
Held-to-maturity:
Agency MBS	$423,586		$415,079		$457,882
	$423,586		$415,079		$457,882

	As of 09/23		As of 12/23		As of 03/24
Loans Receivable by Category [1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,907,086	14.8%	$3,054,426	15.8%	$4,173,375	18.5%
Commercial Real Estate	3,344,959	17.0	3,351,113	17.3	3,570,790	15.8
Commercial & Industrial	2,321,717	11.8	2,371,393	12.3	2,290,452	10.0
Construction	3,318,994	16.8	2,868,207	14.8	2,631,783	11.6
Land - Acquisition & Development	201,538	1.0	190,732	1.0	215,831	1.0
Single-Family Residential	6,451,270	32.8	6,535,073	33.8	8,816,039	39.0
Construction - Custom	672,643	3.4	543,748	2.8	466,740	2.1
Land - Consumer Lot Loans	125,723	0.6	119,735	0.7	115,022	0.5
HELOC	234,410	1.2	243,742	1.3	243,852	1.1
Consumer	70,164	0.4	74,884	0.4	74,269	0.3
	19,648,504	100%	19,353,053	100%	22,598,153	100%
Less:
Allowance for Credit Losses (ACL)	177,207		179,320		201,577
Loans in Process	1,895,940		1,516,522		1,303,978
Net Deferred Fees, Costs and Discounts	98,807		72,589		297,339
Sub-Total	2,171,954		1,768,431		1,802,894
	$17,476,550		$17,584,622		$20,795,259

Net Loan Portfolio by Category [1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,873,439	16.4%	$3,008,665	17.1%	$4,067,739	19.6%
Commercial Real Estate	3,281,258	18.8	3,303,286	18.8	3,511,893	16.9
Commercial & Industrial	2,256,546	12.9	2,304,148	13.1	2,224,662	10.7
Construction	1,809,528	10.4	1,666,643	9.5	1,596,178	7.7
Land - Acquisition & Development	149,645	0.9	142,052	0.8	167,839	0.8
Single-Family Residential	6,360,961	36.4	6,466,893	36.8	8,578,862	41.3
Construction - Custom	321,670	1.8	261,377	1.5	221,460	1.1
Land - Consumer Lot Loans	121,330	0.7	115,572	0.7	111,043	0.4
HELOC	234,895	1.3	244,171	1.4	244,331	1.2
Consumer	67,278	0.4	71,815	0.4	71,252	0.3
	$17,476,550	100%	$17,584,622	100%	$20,795,259	100%
[1] These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd, Inc.
Fact Sheet
March 31, 2024
($ in Thousands)

	As of 09/23		As of 12/23		As of 03/24
Loans by State [1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,471,235	31.0%	$5,476,536	30.8%	$5,770,917	27.5%
Idaho	891,240	5.0	908,006	5.1	896,501	4.3
Oregon	2,350,173	13.3	2,391,543	13.5	2,441,076	11.6
Utah	1,939,332	11.0	1,984,396	11.2	2,013,988	9.6
Nevada	740,394	4.2	772,743	4.4	781,351	3.6
Texas	2,403,111	13.6	2,435,784	13.7	2,466,030	11.7
Arizona	2,455,866	13.9	2,377,491	13.4	2,386,260	11.4
New Mexico	735,073	4.3	745,931	4.2	750,750	3.6
California	268,136	1.5	257,392	1.4	3,121,531	14.9
Other	399,197	2.3	414,120	2.3	368,432	1.8
Total	$17,653,757	100%	$17,763,942	100%	$20,996,836	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans: [1]
Multi-Family	$5,127	10.2%	$132	0.3%	$8,377	13.8%
Commercial Real Estate	23,435	46.5	24,283	53.7	27,022	44.4
Commercial & Industrial	6,082	12.1	4,437	9.8	4,436	7.3
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	112	0.2
Single-Family Residential	14,918	29.5	15,396	34.0	20,016	32.9
Construction - Custom	88	0.2	88	0.1	88	0.1
Land - Consumer Lot Loans	9	—	57	0.1	—	—
HELOC	736	1.5	603	1.3	491	0.8
Consumer	27	0.1	262	0.5	264	0.4
Total non-accrual loans	50,422	100%	45,258	100%	60,806	100%
Real Estate Owned	4,149		6,820		4,245
Other Property Owned	3,353		3,310		3,310
Total non-performing assets	$57,924		$55,388		$68,361

Non-accrual loans as % of total net loans	0.29%		0.26%		0.29%
Non-performing assets as % of total assets	0.26%		0.24%		0.23%

Net Charge-offs (Recoveries) by Category	09/23 QTR	CO % (a)	12/23 QTR	CO % (a)	03/24 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(98)	(0.01)	(2)	—	—	—
Commercial & Industrial	29,242	5.04	30	0.01	33	0.01
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(24)	(0.05)	(32)	(0.07)	(21)	(0.04)
Single-Family Residential	(16)	—	(120)	(0.01)	76	—
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(9)	(0.03)	(9)	(0.03)	(46)	(0.16)
HELOC	(1)	—	(1)	—	(1)	—
Consumer	268	1.53	21	0.11	105	0.57
Total net charge-offs (recoveries)	$29,362	0.60%	$(113)	—%	$146	—%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance
[1] These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd, Inc.
Fact Sheet
March 31, 2024
($ in Thousands)

	As of 09/23			As of 12/23			As of 03/24
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,627,674	47.5%	71	$7,881,675	49.1%	71	$8,254,930	38.7%	73
Idaho	972,424	6.1	22	921,611	5.7	22	918,143	4.3	22
Oregon	2,820,338	17.5	36	2,460,582	15.2	36	2,744,489	13.0	36
Utah	662,192	4.1	9	617,113	3.8	9	541,895	2.6	9
Nevada	495,794	3.1	8	504,217	3.1	8	513,980	2.4	8
Texas	381,576	2.3	5	566,940	3.5	5	404,120	1.9	5
Arizona	1,635,345	10.2	28	1,599,257	10.0	28	1,587,253	7.4	28
New Mexico	1,474,986	9.2	19	1,487,392	9.3	19	1,479,225	6.9	19
California							4,895,738	22.9	10
Total	$16,070,329	100%	198	$16,038,787	100%	198	$21,339,773	100%	200

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,706,448	16.8%		$2,604,281	16.2%		$2,482,010	11.6%
Interest Checking	3,882,715	24.2		4,084,933	25.5		4,579,413	21.5
Savings	817,547	5.1		777,204	4.8		771,260	3.7
Money Market	3,358,603	20.9		3,191,646	19.9		4,506,179	21.1
Time Deposits	5,305,016	33.0		5,380,723	33.5		9,000,911	42.2
Total	$16,070,329	100%		$16,038,787	100%		$21,339,773	100%

Deposits Uninsured & Non-collateralized - EOP	$4,124,355	25.7%		$4,182,289	26.1%		$5,436,402	25.5%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$2,345,588	3.84%		$2,150,962	4.00%		$1,807,709	4.16%
From 4 to 6 months	1,517,379	3.89%		678,257	3.64%		1,880,835	4.38%
From 7 to 9 months	408,399	3.84%		407,869	3.42%		2,093,121	4.75%
From 10 to 12 months	323,741	3.02%		1,189,019	4.43%		1,966,821	4.46%

Debt & Borrowings (Effective Maturity)[2]	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$2,750,000	5.05%		$2,975,000	4.99%		$4,447,572	5.20%
1 to 3 years	100,000	1.70%		100,000	1.65%		191,507	3.12%
3 to 5 years	—	—%		—	—%		—	—%
More than 5 years	800,000	0.61%		800,000	0.58%		850,422	1.06%
Total	$3,650,000			$3,875,000			$5,489,501

Interest Rate Risk
NPV post 200 bps shock[3]		9.5%			8.8%			9.2%
Change in NII after 200 bps shock[3]		(2.0)%			(1.0)%			9.3%

[2] includes FHLB and FRB borrowings, senior debt and junior subordinated debentures
[3]Assumes no balance sheet management actions taken.

WaFd, Inc.
Fact Sheet
March 31, 2024
($ in Thousands)

Historical CPR Rates (c)
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd, Inc.
Fact Sheet
March 31, 2024
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2023			December 31, 2023			March 31, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable[1]	$17,397,745	$240,998	5.50%	$17,533,944	$245,792	5.58%	$19,696,515	$274,341	5.60%
Mortgage-backed securities	1,375,938	11,695	3.37	1,337,174	11,266	3.35	1,470,581	12,905	3.53
Cash & investments	1,841,726	26,536	5.72	1,851,301	27,354	5.88	2,020,460	28,901	5.75
FHLB Stock	120,005	2,481	8.20	124,019	2,434	7.81	138,452	2,679	7.78

Total interest-earning assets	20,735,414	281,710	5.39%	20,846,438	286,846	5.47%	23,326,008	318,826	5.50%
Other assets	1,498,327			1,535,021			1,581,368
Total assets	$22,233,741			$22,381,459			$24,907,376

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$13,245,484	83,402	2.50%	$13,248,450	96,671	2.90%	$15,080,002	116,164	3.10%
Borrowings, junior debentures, senior debt	3,478,261	34,611	3.95	3,718,207	37,938	4.06	4,323,454	44,065	4.10

Total interest-bearing liabilities	16,723,745	118,013	2.80%	16,966,657	134,609	3.16%	19,403,456	160,229	3.32%
Noninterest-bearing customer accounts	2,761,622			2,654,982			2,536,757
Other liabilities	316,528			312,240			328,680
Total liabilities	19,801,895			19,933,879			22,268,893
Stockholders’ equity	2,431,846			2,447,580			2,638,483
Total liabilities and equity	$22,233,741			$22,381,459			$24,907,376

Net interest income/interest rate spread		$163,697	2.59%		$152,237	2.32%		$158,597	2.18%

Net interest margin[2]			3.13%			2.91%			2.73%

[1] Includes loans held for sale
[2]Annualized net interest income divided by average interest-earning assets

WaFd, Inc.
Fact Sheet
March 31, 2024
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2024
Multi-Family	1,765	2,317	$4,089,719	12	—	2	14	0.79%	$17,644	0.43%
Commercial Real Estate	1,287	2,754	3,544,884	—	—	7	7	0.54	24,598	0.69
Commercial & Industrial	1,898	1,203	2,283,922	15	—	13	28	1.48	4,575	0.20
Construction	450	3,608	1,623,496	2	—	—	2	0.44	760	0.05
Land - Acquisition & Development	87	2,020	175,704	—	—	3	3	3.45	112	0.06
Single-Family Residential	22,392	385	8,619,916	29	17	56	102	0.46	25,761	0.30
Construction - Custom	451	495	223,377	1	—	1	2	0.44	847	0.38
Land - Consumer Lot Loans	1,076	106	114,256	4	1	1	6	0.56	307	0.27
HELOC	4,318	57	247,305	5		3	10	0.23	1,009	0.41
Consumer	7,497	10	74,257	15	15	135	165	2.20	435	0.59
	41,221	509	$20,996,836	83	35	221	339	0.82%	$76,048	0.36%

December 31, 2023
Multi-Family	1,147	2,635	$3,022,457	—	—	1	1	0.09%	$132	—%
Commercial Real Estate	1,205	2,765	3,332,293	2	—	5	7	0.58	25,217	0.76
Commercial & Industrial	1,953	1,211	2,364,982	11	2	7	20	1.02	7,141	0.30
Construction	476	3,562	1,695,506	—	—	—	—	—	—	—
Land - Acquisition & Development	95	1,565	148,711	—	—	—	—	—	—	—
Single-Family Residential	19,713	330	6,495,449	33	19	44	96	0.49	22,143	0.34
Construction - Custom	538	490	263,638	1	—	1	2	0.37	847	0.32
Land - Consumer Lot Loans	1,106	108	118,917	2	—	1	3	0.27	393	0.33
HELOC	4,281	58	247,145	9		7	16	0.37	1,668	0.67
Consumer	7,068	11	74,844	24	10	32	66	0.93	516	0.69
	37,582	473	$17,763,942	82	31	98	211	0.56%	$58,057	0.33%

September 30, 2023
Multi-Family	1,134	2,545	$2,886,594	—	—	1	1	0.09%	$132	—%
Commercial Real Estate	1,199	2,761	3,310,101	1	1	3	5	0.42	24,428	0.74
Commercial & Industrial	2,000	1,158	2,315,318	2	5	18	25	1.25	8,298	0.36
Construction	490	3,753	1,838,936	—	—	—	—	—	—	—
Land - Acquisition & Development	93	1,685	156,661	—	—	—	—	—	—	—
Single-Family Residential	19,737	324	6,388,990	30	19	45	94	0.48	23,925	0.37
Construction - Custom	665	488	324,451	1	1	1	3	0.45	3,464	1.07
Land - Consumer Lot Loans	1,131	110	124,842	2	2	1	5	0.44	611	0.49
HELOC	4,229	56	237,754	11	3	6	20	0.47	2,046	0.86
Consumer	1,694	41	70,110	9	2	14	25	1.48	411	0.59
	32,372	545	$17,653,757	56	33	89	178	0.55%	$63,315	0.36%

Tables above do not include loans held for sale.